UBS ENHANCED S&P 500 FUND
                          UBS ENHANCED NASDAQ-100 FUND

    Supplement to Statement of Additional Information dated January 28, 2003


                                                                    July 1, 2003


Dear Investor,

Immediately following the caption "Reduced Sales Charges, Additional Purchase, Exchange and Redemption Information and Other Services" on page 31 of the SAI please add the following text:

Additional Information Regarding Purchases Through Letter of Intent

To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's investment professional of its portion of the sales charge adjustment. Once received from the investment professional, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Letter of Intent. No sales charge adjustment will be made unless and until the investor's investment professional returns any excess commissions previously received.

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Global Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

                                                                 Item No. ZS-188